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                           RESTRICTED STOCK AGREEMENT

         THIS RESTRICTED STOCK AGREEMENT (the "Agreement") dated as of November 26, 1997, between BMJ MEDICAL MANAGEMENT, INC., a Delaware corporation (the "Company"), and each of the individuals identified on the signature page hereto (each, a "Stockholder" and collectively, the "Stockholders"). This Agreement is entered into in connection with and concurrently with that certain Management Services Agreement effective as of November 1, 1997 (the "Management Services Agreement") between the Company and New Jersey Orthopedic Associates, P.A., a New Jersey professional association (the "Medical Group"). Certain capitalized terms used herein are defined in Section 4 below.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and each Stockholder (for himself or herself only) hereby agrees as follows:

         1. Purchase and Sale of Restricted Shares; Representations and Warranties of Stockholder.

             (a) Upon execution of this Agreement, the Company shall, pursuant to Section 4 and Schedule III of the Management Services Agreement, issue to each Stockholder that number of shares (such shares are referred to herein as the "Restricted Shares") of common stock, $.001 par value (the "Common Stock"), of the Company set forth opposite such Stockholder's name on Schedule A attached hereto. The aggregate shares of Common Stock issued to the Stockholders are referred to collectively herein as "Restricted Stock." Simultaneously with the execution and delivery hereof, the Company is delivering to each Stockholder the certificate(s) representing the Restricted Shares.

             (b) In connection with the issuance of the Restricted Shares hereunder, each Stockholder represents and warrants (as to himself or herself only) to the Company that:

                  (i) the Restricted Shares to be issued to such Stockholder pursuant to this Agreement shall be acquired for such Stockholder's own account, for investment only and not with a view to, or intention of, distribution thereof in violation of the 1933 Act, or any applicable state securities laws, and the Restricted Shares will not be disposed of in contravention of the 1933 Act or any applicable state securities laws;

                  (ii) such Stockholder has generally such knowledge and experience in business and financial matters


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        and with respect to investments in securities of privately held companies so as to enable such Stockholder to understand and evaluate the risks and benefits of his or her investment in the Restricted

        Shares;

                  (iii) such Stockholder has no need for liquidity in his or her investment in the Restricted Shares and is able to bear the economic risk of his or her investment in the Restricted Shares for an indefinite period of time and understands that the Restricted Shares have not been registered or qualified under the 1933 Act or any applicable state securities laws, by reason of the issuance of the Restricted Shares in a transaction exempt from the registration and qualification requirements of the 1933 Act or such state securities laws and, therefore, cannot be sold unless subsequently registered or qualified under the 1933 Act or such state securities laws or an exemption from such registration or qualification is available;

                  (iv) such Stockholder understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such Stockholder) promulgated under the 1933 Act, depends on satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for sales under certain circumstances and only in limited amounts;

                  (v) such Stockholder is an individual (A) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000 or (B) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and the full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year; or such Stockholder otherwise meets the requirements to be considered an accredited investor, as defined under the 1933 Act;

                  (vi) and such Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Restricted Shares and has had full access to or been provided with such other information concerning the Company as he or she has requested.

             (c) This Agreement constitutes the legal, valid and binding obligation of each Stockholder, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by each such Stockholder does not and will not conflict with, violate or cause a breach of any

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agreement, contract or instrument to which such Stockholder is a party or any judgment, order or decree to which such Stockholder is subject.

             (d) As an inducement to the Company to issue the Restricted Shares to each Stockholder and as a condition thereto, each Stockholder acknowledges and agrees that:

                  (i) neither the issuance of the Restricted Shares to such Stockholder nor any provision contained herein shall affect the right of the Company to terminate the Management Services Agreement in accordance with its terms;

                  (ii) and the Company shall only be obligated to provide to such Stockholder substantially the same information regarding the Company that the Company regularly discloses to its other shareholders.

         2. Repurchase of Restricted Shares. In the event that the Management Services Agreement is terminated for any reason prior to the fourth anniversary of the Commencement Date (as defined therein) (the "Repurchase Event"), the Company shall have the right (but not the obligation) (the "Repurchase Option"), to be exercised in its sole discretion, to repurchase all or any portion of the Restricted Shares (whether held by the Stockholders or one or more of any Stockholder's Permitted Transferees) pursuant to the terms and conditions set forth in this Section 2.

             (a) The Company may elect to exercise the Repurchase Option and repurchase all or any portion of the Restricted Shares by delivering written notice (the "Repurchase Notice") to each Stockholder within ninety (90) days after the Repurchase Event. The Repurchase Notice shall set forth the number of Restricted Shares to be repurchased, the aggregate consideration to be paid for such shares, and the time and place for the closing of the transaction. The purchase price payable for each Restricted Share shall equal the Fair Market Value of such share. If the Company decides to repurchase Restricted Shares from any Stockholder pursuant to this Section 2, then the Company must purchase that number of Restricted Shares which it has elected to repurchase from all of the Stockholders pro rata according to the number of shares of Restricted Stock held by all of the Stockholders at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest whole share).

             (b) The closing of the repurchase of Restricted Shares pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice, which date shall not be more than sixty (60) days nor less than five (5) days after the delivery of the Repurchase Notice. The

Company shall pay for Restricted Shares to be purchased pursuant to the Repurchase Option by delivery of a check or wire transfer of funds, in the aggregate amount of the repurchase price for such shares; provided, however, that in the event the Medical Group is obligated to pay to the Company any sums in connection with the repurchase of assets by the Medical Group pursuant to
Section 13.5 of the Management Services Agreement, the total amount of such sums may be offset by the Company against any amounts owed by the Company to the Stockholders pursuant to this Agreement (if any such Stockholder is, at such time, an equity owner of or partner in the Medical Group), such offset amount to be allocated pro rata among all of the Stockholders who at such time hold equity of or are partners in the Medical Group. The Company shall be entitled to require the signature of such Stockholder to be guaranteed and to receive representations and warranties from such Stockholder regarding (x) such Stockholder's power, authority and legal capacity to enter into such sale and to transfer valid right, title and interest in such Restricted Shares, (y) such Stockholder's ownership of such Restricted Shares and the absence of any liens, pledges, and other encumbrances on such Restricted Shares and (z) the absence of any violation, default, or acceleration of any agreement or instrument pursuant to which such Stockholder or such Stockholder's assets are bound resulting from such sale.

          (c) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Restricted Shares by the Company under this
Section 2 shall be subject to applicable restrictions, if any, contained in its certificate of incorporation, any financing agreement to which the Company is a party, Federal law or the Delaware General Corporation Law. If any such restrictions prohibit or otherwise delay the repurchase of Restricted Shares hereunder which the Company is otherwise entitled or required to make, the Company may make such repurchases as soon as it is permitted to do so; provided that in no event shall the Company be permitted to make any such repurchases more than 180 days after the fourth anniversary of the Commencement Date.

          (d) In the event that any Restricted Shares are repurchased pursuant to this Section 2, such Stockholder and his or her successors and assigns shall, at the Company's expense, take all reasonable steps to obtain all required third-party, governmental and regulatory consents and approvals and take all other reasonable actions necessary to facilitate consummation of such repurchase in a timely manner.

          3. Transfer Restriction; Legend.

             (a) Any Permitted Transferee (other than the Company) shall, as a condition to such transfer, (i) agree to be bound by all of the provisions of this Agreement applicable to a Stockholder and shall evidence such agreement by executing and

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delivering to the Company a joinder to this Agreement in form and substance satisfactory to the Company, and (ii) if such transferee is a shareholder or employee of the Medical Group, execute a noncompetition agreement in form and substance satisfactory to the Company (if such transferee is not, as of the date of such transfer, a party to such an agreement with the Company).

             (b) The certificate(s) representing the Restricted Shares will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS. ADDITIONALLY, THE SECURITIES REPRESENTED BY THIS

          CERTIFICATE ARE SUBJECT TO CERTAIN REPURCHASE OPTIONS, TRANSFER RESTRICTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A RESTRICTED STOCK AGREEMENT DATED AS OF NOVEMBER 26, 1997, BETWEEN THE STOCKHOLDER AND BMJ MEDICAL MANAGEMENT, INC. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

             (c) The restrictions on transfers of Restricted
          Shares set forth in this Section 3 shall expire, and shall be of no further force or effect, upon the consummation of the initial public offering of the Company's Common Stock pursuant to the 1933 Act.

          4. Registration Rights.

             (a) Piggyback Registration. If the Company, at any time after that date which is six months after the consummation of the initial public offering of the Common Stock, proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to the Stockholders of its intention so to register the Primary Shares or Other Shares and, upon the written request, given within 15 days after delivery of any such notice by the Company, of any Stockholder to include in such registration Registrable Shares held by such Stockholder (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the

Company in writing that the inclusion of all Registrable Shares requested by the Stockholders to be included in such registration, together with the inclusion of all Other Shares, would interfere with the successful marketing (including pricing) of Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                  (i) first, the Primary Shares;

                  (ii) second, the Venture Capital Shares requested to be included in such registration by the Venture Capitalists;

                  (iii) third, the Lender Securities requested to be included in such registration by the Lenders; and

                  (iv) fourth, the Other Shares and the Registrable Shares requested to be included in such registration by the Stockholders and the holders of Other Shares (pro rata based on the number of Other Shares and Registrable Shares held by such holders of Other Shares and

        Registrable Shares).

          (b) Condition to Registration Obligations. The Corporation shall not be obligated to effect the registration of the Registrable Shares pursuant to
Section 4(a) above unless the Stockholder executes a power of attorney, custody arrangement and other documents customary in such transactions and reasonably required by the managing underwriter thereof prior to the filing of the registration statement.

          (c) Holdback Agreement. If the Company at any time shall register shares of Common Stock under the Securities Act for sale to the public and includes in such registration any Registrable Shares beneficially owned by the Stockholder, the Stockholder shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Restricted Shares (other than those Registrable Shares included in such registration) without the prior written consent of the Company for a period designated in writing by the underwriters managing such offering to the Company (and the Company will so notify the holders of Registrable Shares), which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement.

          (d) Indemnification.

                  (i) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, the Stockholder shall indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such holder of Registrable Shares specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document.


                  (ii) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the Stockholder against any losses, claims, damages or liabilities (or actions in respect thereof), to which the Stockholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or "blue sky" laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by the Stockholder.

          (e) Information by Stockholder. In the event the Stockholder elects to sell Registrable Shares pursuant to Section 4(a) above, the Stockholder shall furnish to the Company such written information regarding the Stockholder and the distribution proposed by the Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 4.

          (f) Expenses. All expenses incurred by the Company in complying with this Section 4, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and "blue sky" laws, printing expenses, fees and expenses of the Company's counsel and accountants, shall be paid by the Company; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares shall not be borne by the Company but shall be borne by the holders of Registrable Shares in proportion to the number of Registrable Shares sold by each of them.

        5. Definitions.

          (a) "Affiliate" means, with respect to any Person, (a) any director, officer, 10% stockholder or partner of such Person and (b) any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.


          (b) "Fair Market Value" of each Restricted Share means the average of the closing prices of the sales of the Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any given day, the average of the last bid and asked prices on all such exchanges at the end of such day, or, if on any given day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market National Market System ("Nasdaq") as of 4:00 P.M., New York time, or, if on any given day the Common Stock is not quoted in Nasdaq, the average of the bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive trading days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in Nasdaq or the over-the-counter market, the Fair Market Value shall be that value jointly determined by the Stockholder and the Company, provided that if they cannot so agree, such value shall be determined by a mutually acceptable investment banking or other qualified firm of national or regional reputation, retained jointly by the Company and the Stockholder, and all fees, expenses and other charges of such firm incurred in connection with such determination of Fair Market Value shall be borne and shared equally by the Company and the Stockholder. In the event that the parties are unable to agree upon such an investment banking or other qualified firm within ten (10) days after the date on which either party may initially propose such a firm, a qualified firm shall be selected in the following manner:

                  (i) First, the Stockholder shall send a list of four such firms, arranged in order of the Stockholder's preference, by written notice to the Company within seven (7) days after the expiration of the above referenced 10-day period. If the Stockholder does not furnish such list to the Company within the required time period, the Company may, within seven (7) days following expiration of the initial seven-day period, submit a list of four such firms to the Stockholder.

                  (ii) Second, the Company (or the Stockholder, as applicable) shall select, within seven (7) days after receipt of the above-referenced list, one of the firms identified on such list and shall give written notice thereof to the other party. If the recipient of such list does not make any such selection, the firm identified as the first choice on such list shall be deemed acceptable and agreeable to each of the parties.

          (c) "Internal Revenue Code" means the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.

          (d) "Lender" means any Person that has loaned (prior to the date hereof) or may lend (at any time hereafter) funds to the Company and in connection with such lending has obtained or may obtain registration rights.

          (e) "Lender Securities" means the shares of Common Stock or any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock and securities received in respect thereof, which are held by a Lender and which have not theretofore been sold to the public pursuant to a registration under the Securities Act or pursuant to Rule 144.

          (f) "Other Shares" means at any time those issued and outstanding shares of Common Stock that do not constitute Primary Shares or Registrable Shares.

          (g) "Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, an investment fund, a limited liability corporation or partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          (h) "Permitted Transferee" means, as to any Stockholder, any transferee who acquires the Restricted Shares pursuant to a Permitted Transfer or any other transfer made in accordance with the provisions of this Agreement.

          (i) "Permitted Transfer" means, as to any Stockholder, any sale or transfer of Restricted Shares to (A) the spouse or lineal descendants of such Stockholder or (B) a trust for the benefit of any of the foregoing.

          (j) "Primary Shares" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

          (k) "Public Sale" means any sale of Restricted Stock to the public pursuant to an offering registered under the 1933 Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the 1933 Act.

          (l) "Registrable Shares" means the shares of Common Stock or any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock and any securities received in respect thereof, which are held by the Stockholders and which have not theretofore been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

          (m) "Restricted Shares" has the meaning set forth in Section 1(a). The Restricted Shares will continue to be Restricted Shares in the hands of any holder (other than the Company and any transferees in a Public Sale), and except as otherwise provided herein, each such other holder of the Restricted Shares will succeed to all rights and obligations attributable to a Stockholder as the holder of the Restricted Shares hereunder. The Restricted Shares will also include shares of the Company's capital stock issued with respect to the Restricted Stock by way of a stock split, stock dividend or other recapitalization.

          (n) "Venture Capitalists" means Naresh Nagpal and those venture capital firms that have acquired, prior to the date hereof, and may acquire, at any time hereafter, securities of the Company and in connection with such acquisition have obtained or may obtain registration rights.

          (o) "Venture Capital Shares" means the shares of Common Stock or any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock and any securities received in respect thereof, which are held by a Venture Capitalist and which have not theretofore been sold to the public pursuant to a registration statement under the Securities Act pursuant to Rule 144.

          (p) "1933 Act" means the Securities Act of 1933, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.

       6. Indemnification.

          (a) The Company shall indemnify, defend and hold harmless each Stockholder against all liability, loss or damage sustained by such Stockholder, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties or agreements of the Company contained in this Agreement.

          (b) Each Stockholder shall indemnify and hold harmless the Company against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), relating to or arising from the untruth, inaccuracy or breach of any of the representations, warranties or agreements of such Stockholder contained in this Agreement.

        7. General Provisions.

          (a) Transfers in Violation of Agreement. Any sale, transfer, assignment or other disposition (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) (each, a "Transfer") or attempted Transfer of any Restricted Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Restricted Shares as the owner of such stock for any purpose.

          (b) Binding Effect of Management Services Agreement. The Stockholder hereby agrees to be bound by the provisions of Sections 13.4(b) and 13.6 of the Management Services Agreement, which provisions such Stockholder has reviewed.

          (c) Severability. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

          (d) Entire Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (e) Relationship Among Stockholders. No Stockholder shall have any responsibility for any breach of this Agreement by any other Stockholder or for any representations, warranties, acts or omissions of any other Stockholder. Each Stockholder is entering into this Agreement for and on behalf of such Stockholder only, and no partnership, joint venture, unincorporated association or any other legal entity is intended to be formed by or among the Stockholders as a result of or in connection with this Agreement. The parties have chosen to execute a single instrument for convenience only, and this Agreement shall be construed as separate and several agreements among the Medical Group, the Company and each of the respective Stockholders for all purposes. This Agreement may be executed in separate counterparts.

          (f) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (g) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by each Stockholder, the Company and their respective successors, permitted assigns, heirs, representatives and estate, as the case may be (including subsequent holders of Restricted Stock); provided, however, that the rights and obligations of any Stockholder under this Agreement shall not be assignable except in connection with a Permitted Transfer of Restricted Shares hereunder.

          (h) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflicting provision or rule (whether of the State of Delaware or any other jurisdiction), that would cause the laws of any jurisdiction other than the State of Delaware to be applied. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this agreement, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          (i) Remedies. Each of the parties to this Agreement shall be entitled to enforce its rights under this Agreement specifically to recover damages and costs (including reasonable attorneys' fees) for any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for the Company in the event of a breach of the provisions of this Agreement by any Stockholder and that the Company may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or other injunctive relief (without posting any bond or deposit) in order to enforce or prevent any violations of the provisions of this Agreement.

          (j) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and the Stockholders and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall be construed as a waiver of such provisions or affect the validity, binding effect or enforceability of this Agreement or any provision hereof; provided, however, that the Company may, without any Stockholder's consent, amend Schedule A hereto upon consummation of a Permitted Transfer of Restricted Shares hereunder by any Shareholder to reflect the then current ownership of the Restricted Stock.

          (k) Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, transmitted via telecopier, mailed by first class mail (postage prepaid and return receipt requested) or sent by nationally-recognized overnight courier service (charges prepaid) to the recipient at the address below indicated or at such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder and received when delivered personally, when received if transmitted via telecopier, three business days after deposit in the U.S. mail and one business day after deposit with a nationally-recognized overnight courier service.

                  (i)      If to the Company, to:


                           BMJ Medical Management, Inc.
                           4800 North Federal Highway, Suite 104D
                           Boca Raton, Florida  33431
                           Attention:  Naresh Nagpal, M.D., President
                           Telephone:  (561) 391-1311
                           Telecopier: (561) 391-1389;

                           with a copy to:

                           O'Sullivan Graev & Karabell, LLP
                           30 Rockefeller Plaza, 41st Floor
                           New York, New York  10112
                           Attention:  Jeffrey S. Held, Esq.
                           Telephone:  (212) 408-2417
                           Telecopier: (212) 408-2420; and

                  (ii) If to any Stockholder, to his or her address set forth on the signature page hereto beneath his or her name;

                           with copies to:

                           New Jersey Orthopedic Associates, P.A.
                           Freehold Office Plaza
                           BLDG 1
                           14247 Route 9 North
                           Freehold, New Jersey  07727
                           Attention:  Cary Skolnick, M.D.
                           Telecopier:  (908) 780-7404; and

                           Brach, Eichler, Rosenberg, Silver, Bernstein,
                             Hammer & Gladstone
                           101 Eisenhower Parkway
                           Roseland, New Jersey  07068
                           Attention:  Todd Brower, Esq.
                           Telecopier:  (973) 228-7852.


          (l) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the State of New Jersey, the time period for giving notice or taking action shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

          (m) Attorneys' Fees. In the event of any dispute or controversy arising out of or relating to this Agreement, the prevailing party shall be entitled to recover from the other party all costs and expenses, including attorneys' fees and accountants' fees, incurred in connection with such dispute or controversy.


          (n) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (o) Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

          (p) Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.


                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Agreement as of the date first written above.

                                     COMPANY

                                     BMJ MEDICAL MANAGEMENT, INC.


                                     By:
                                        --------------------------
                                        Name:
                                        Title:

                                     STOCKHOLDERS


                                     -----------------------------
                                     Cary Skolnick, M.D.

                                     Address for notices:

                                     -----------------------------

                                     -----------------------------


                                     -----------------------------
                                     Manuel T. Banzon, M.D.

                                     Address for notices:

                                     -----------------------------


                                     -----------------------------


                                     -----------------------------
                                     Gregg S. Berkowitz, M.D.

                                     Address for notices:

                                     -----------------------------

                                     -----------------------------

MEDICAL GROUP

ACCEPTED AND AGREED AS TO PARAGRAPH 3

NEW JERSEY ORTHOPEDIC ASSOCIATES, P.A.


By:
   ------------------------------
   Name:
   Title: